UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 24, 2009

(Date of earliest event reported)

Virginia Savings Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Virginia	000-52946	20-8947933
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Commerce Avenue

Front Royal, Virginia 22630

(Address of principal executive offices) (Zip Code)

(540) 635-4137

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On April 24, 2009, Virginia Savings Bancorp, Inc. (the “Company”) issued a letter to shareholders of the Company regarding, among other things, the Company’s quarterly cash dividend. A copy of the Company’s letter is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Letter to Shareholders dated April 24, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA SAVINGS BANCORP, INC.

/s/ Noel F. Pilon
Noel F. Pilon
Senior Vice President and Chief Financial Officer

Date: April 24, 2009